Exhibit 4.9

LETTER OF TRANSMITTAL

PLACER DOME INC.

Offer to exchange
an aggregate principal amount of up to US$300,000,000 of 6.45% debentures due 2035 of Placer Dome Inc., which were originally issued on October 10, 2003, for
an aggregate principal amount of up to US$300,000,000 of 6.45% exchange debentures due 2035 of Placer Dome Inc., which have been registered under the
United States Securities Act of 1933, as amended, pursuant to a prospectus dated March •, 2004.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON •, 2004, UNLESS EXTENDED BY PLACER DOME INC.,
IN ITS SOLE DISCRETION (THE “EXPIRATION TIME”).
TENDERS OF ORIGINAL DEBENTURES MAY BE WITHDRAWN AT ANY
TIME PRIOR TO THE EXPIRATION TIME.

To:      Deutsche Bank Trust Company Americas, the Exchange Agent

By Hand:
Deutsche Bank Trust Company Americas
c/o The Depository Trust Clearing Corporation
55 Water Street, 1st Floor
Jeanette Park Entrance
New York, NY 10041

By Mail:
DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 292737
Nashville, TN 37229-2737

By Overnight Mail or Courier:
DB Services Tennessee, Inc.
Corporate Trust & Agency Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

By Facsimile - for Eligible Institutions (as defined below) only:
Facsimile no.: (615) 835-3701

Confirm by Telephone (615) 835-3572
Information (800) 735-7777

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET OUT ABOVE, OR TRANSMISSION BY FACSIMILE TO A NUMBER OTHER THAN AS SET OUT ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

THE METHOD OF DELIVERY OF ORIGINAL DEBENTURES, THIS LETTER OF TRANSMITTAL AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. IF SUCH DELIVERY IS TO BE MADE BY MAIL, THEN THE ISSUER RECOMMENDS THAT THE HOLDER USE REGISTERED MAIL, PROPERLY INSURED AND WITH RETURN RECEIPT REQUESTED. IN ALL CASES, THE HOLDER SHOULD ALLOW SUFFICIENT TIME TO PERMIT TIMELY DELIVERY. DO NOT SEND ORIGINAL DEBENTURES, COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO THE ISSUER.

Please read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

The undersigned hereby acknowledges receiving and reviewing the prospectus of Placer Dome Inc. (the “Issuer”) dated March •, 2004 (the “Prospectus”) and this Letter of Transmittal and the accompanying instructions (collectively, the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “exchange offer”) to exchange an aggregate principal amount of up to US$300,000,000 of 6.45% debentures due 2035 of the Issuer (the “exchange debentures”), which have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the Prospectus is a part, for an aggregate principal amount of up to US$300,000,000 of 6.45% debentures due 2035 of the Issuer (the “original debentures”), which were originally issued on October 10, 2003.

Upon the terms and subject to the conditions set out in this Letter of Transmittal and in the Prospectus, the Issuer will accept for exchange original debentures validly tendered (and not subsequently validly withdrawn) on or before 5:00 p.m., New York City time, on •, 2004, or such later date as the Issuer, in its sole discretion, extends the time for which the exchange offer will remain open (the “Expiration Time”). The Issuer will keep the exchange offer open for at least 20 business days from the date on which notice of the exchange offer is mailed to the holders of the original debentures. A business day is defined as any day other than a Saturday or Sunday or a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to remain closed.

The Issuer may close the exchange offer so long as it has accepted all original debentures validly tendered (and not subsequently validly withdrawn) in accordance with the terms of the exchange offer. The Issuer expressly reserves the right to extend or amend the exchange offer at any time, or from time to time, prior to the Expiration Time, or to terminate the exchange offer and not accept for exchange any original debentures for any reason, including if any of the events set out in the Prospectus under the heading “The Exchange Offer — Acceptance of Original Debentures and Delivery of Exchange Debentures” has occurred and has not been waived by the Issuer. The Issuer will notify Deutsche Bank Trust Company Americas (the “Exchange Agent”) and holders of the original debentures as promptly as practicable of any such extension, amendment, non-acceptance or termination. The Issuer will give notice to such holders of any extension of the exchange offer by means of a press release or other public announcement issued no later than 9:00 a.m., New York City time, on the next business day after the date of the previously scheduled Expiration Time, in which case the term “Expiration Time” will mean 5:00 p.m., New York City time, on the latest date to which the exchange offer has been extended. All original debentures previously tendered pursuant to the exchange offer will remain subject to the exchange offer during any such extension of the exchange offer.

The holder of each original debenture validly tendered and accepted for exchange (and not subsequently validly withdrawn) will receive an exchange debenture of the same principal amount as that of the tendered original debenture.

The exchange offer is not being made to, and tenders will not be accepted from or on behalf of, holders of original debentures in any jurisdiction in which the making or acceptance of the exchange offer would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be used by holders (as defined below) if: (a) certificates evidencing original debentures are to be physically delivered to the Exchange Agent herewith by holders; or (b) if delivery of original debentures is to be made by Book-Entry Transfer (as defined in instruction 1 to this Letter of Transmittal) to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set out in the Prospectus in the section titled “The Exchange Offer — Book-Entry Transfer”, and an Agent’s Message (as defined in instruction 1 to this Letter of Transmittal) is not delivered as described in the Prospectus in the section titled “The Exchange Offer—Procedure for Tender of Original Debentures.” Tenders by Book-Entry Transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. Holders of original debentures whose certificates evidencing their original debentures are not immediately available, or who are unable to deliver certificates evidencing their original notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Time, or who are unable to complete the procedure for Book-Entry Transfer on or prior to the Expiration Time, must tender their original debentures according to the guaranteed delivery procedures set out in the Prospectus in the section titled “The Exchange Offer — Guaranteed Delivery Procedures” on or prior to the Expiration Time. See instruction 1 to this Letter of Transmittal.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Unless the context requires otherwise, the term “holder” for purposes of this Letter of Transmittal means: (a) any person in whose name original debentures are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered holder; or (b) any participant in DTC, whose original debentures are held of record by DTC, who desires to deliver such original debentures by book-entry transfer at DTC.

The undersigned must complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned wishes to take with respect to the exchange offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

Holders who wish to accept the exchange offer and tender their original debentures must complete this Letter of Transmittal in its entirety (unless such original debentures are to be tendered by Book-Entry Transfer and an Agent’s Message is delivered in lieu hereof).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES BELOW

List below the original debentures which are being tendered for exchange pursuant to the exchange offer. If the space provided below is inadequate, please attach to this Letter of Transmittal a signed list setting out the information required below.

DESCRIPTION OF ORIGINAL DEBENTURES

(See instructions 2, 3 and 8 to this Letter of Transmittal)

	1	2	3
			Principal Amount of Original
			Debentures Tendered
		Aggregate Principal	(2)
		Amount of	(must be in denominations of
Name(s) and Address(es)	Certificate Number(s)	Original Debentures	principal amount of US$1,000
of Registered Holder(s)	(1)	(2)	or integral multiples thereof)

(1)	Certificate numbers are not required if original debentures are being tendered by Book-Entry Transfer (as defined in instruction 1 to this Letter of Transmittal).

(2)	Unless otherwise indicated, a holder will be deemed to have tendered for exchange ALL of the original debentures listed in column 2.

☐	CHECK HERE IF TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Book-Entry Transfer Facility Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which guaranteed delivery:

If delivered by book-entry transfer, complete the following:

Book-Entry Transfer Facility Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

You are entitled to as many copies as you may reasonably request. If you need more than 10 copies, please indicate the number of copies required below.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Upon the terms, and subject to the conditions, of the exchange offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of original debentures listed above in the box entitled “Description of Original Debentures”.

The undersigned agrees that acceptance by the Issuer of original debentures tendered pursuant to the procedures described in the Prospectus and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offer.

The undersigned agrees that, for the purposes of the exchange offer, the Issuer will be deemed to have accepted for exchange validly tendered original debentures when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

Subject to, and effective upon, the acceptance by the Issuer for exchange of the original debentures tendered hereby, the undersigned, without disposing of the debt evidenced by the original debentures, hereby exchanges, assigns and transfers to, or to the order of, the Issuer, all right, title and interest of the undersigned in and to the original debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints Deutsche Bank Trust Company Americas as its agent and attorney-in-fact, with full knowledge that the Exchange Agent also acts as the agent of the Issuer, with respect to the tendered original debentures, with full power of substitution, to (a) deliver certificates evidencing such original debentures and all accompanying evidences of transfer and authenticity to, or to the order of, the Issuer; (b) present such original debentures for transfer on the books of the Issuer; and (c) receive for the account of the Issuer all benefits, and otherwise exercise all rights of the beneficial ownership of such original debentures, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph will be deemed to be irrevocable from, and after, the Expiration Time.

The undersigned represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the original debentures tendered hereby and to acquire the exchange debentures to be issued pursuant to the exchange offer, and that the Issuer will receive good title to such original debentures, free and clear of all encumbrances, liens, restrictions and charges, and that the tendered original debentures will not be subject to any adverse claim by any third party.

The undersigned covenants that it will, upon the request of the Issuer, execute and deliver any additional documents the Issuer determines are necessary to effect the exchange, assignment and transfer to the Issuer of the original debentures tendered hereby.

The undersigned agrees that acceptance of any tendered original debentures by the Issuer, and the issuance of an equal principal amount of exchange debentures in exchange therefor, will constitute performance in full by the Issuer of certain obligations under the Registration Rights Agreement, and that the Issuer will have no further obligation or liabilities thereunder (except in certain limited circumstances). All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned and every obligation of the undersigned will be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned.

The undersigned acknowledges that tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal and in the Prospectus under the section entitled “The Exchange Offer — Withdrawal”.

The undersigned acknowledges that this exchange offer is being made in reliance upon the position of the staff of the United States Securities and Exchange Commission (the “Commission”) as set forth in certain no-action letters to other parties in other transactions. The Issuer has not sought its own no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the exchange offer as it has made in such other circumstances. Based upon these interpretations by the staff of the Commission, the Issuer believes that the exchange debentures issued pursuant to the exchange offer in exchange for original debentures may, in general, be offered for resale, resold and otherwise transferred by a holder thereof without further registration under the Securities Act (other than by any holder which is (a) a broker-dealer which purchased such original debentures directly from the Issuer for resale pursuant to Rule 144A or other available exemptions under the Securities Act; (b) a broker-dealer which acquired such original debentures for its own account as a result of market-making or other trading activities; or (c) a person that is an “affiliate” (as that term is defined in Rule 405 of the Securities Act (an “Affiliate”), of the Issuer), without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such exchange debentures are acquired in the ordinary course of such holder’s business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such exchange debentures.

The undersigned represents and warrants to the Issuer that any exchange debentures received by it will be acquired in the ordinary course of business.

The undersigned represents and warrants to the Issuer that it has no arrangement or understanding with any person to participate in the distribution of the original debentures or the exchange debentures within the meaning of the Securities Act.

The undersigned represents and warrants to the Issuer that it is not an Affiliate of the Issuer.

The undersigned represents and warrants to the Issuer that it is not engaged in, and does not intend to engage in, the distribution of the exchange debentures within the meaning of the Securities Act.

If the undersigned is a broker-dealer, then it represents and warrants to the Issuer that it will receive exchange debentures in exchange for original debentures that it acquired for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange debentures.

If the undersigned is a broker-dealer, then it represents and warrants to the Issuer that it did not purchase the original debentures tendered hereby directly from the Issuer for resale pursuant to Rule 144A or any other available exemption from registration under the Securities Act.

By acknowledging that you, as a broker-dealer, will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the exchange debentures, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX BELOW

SPECIAL ISSUANCE INSTRUCTIONS
(See instruction 5)

If you are delivering certificates evidencing original debentures and you wish to have certificates evidencing exchange debentures (or evidencing original debentures which are not accepted or not tendered for exchange) issued in the name of someone other than the registered holder of the original debentures, then provide the following information for the person in whose name you wish to have such certificates issued:

Name

Employer identification or social security number

If you are delivering original debentures by Book-Entry Transfer and you wish to have exchange debentures (or original debentures which are not accepted for exchange) credited to an account other than the account set out on page 5, then provide the account number to be credited:

Book-Entry Transfer Facility account number

SPECIAL DELIVERY INSTRUCTIONS
(See instruction 5)

If you are delivering certificates evidencing original debentures and you wish to have certificates evidencing exchange debentures (or original debentures which are not accepted or not tendered for exchange) sent to an address other than the address on page 4, then provide the following information:

Name

Address

PLEASE SIGN BELOW
(TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER ORIGINAL
DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

(Complete Accompanying Substitute Form W-9)

I hereby tender the original debentures listed in the box entitled “Description of Original Debentures” pursuant to the terms of the exchange offer.

X			, 2004

X			, 2004
	Signature(s) of Owner(s)	Date

If the holder is tendering any original debentures, then this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) evidencing the original debentures, or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then please set forth the full title of that person. See instruction 4 below.

Name

Address

Area code and telephone number

Social security number or tax identification number

SIGNATURE GUARANTEE
(If required by instruction 4)

Signature(s) Guaranteed by an Eligible Institution:

Authorized signature

Name and title

Name of Eligible Institution

Address

Area code and telephone number

Date

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the
Exchange Offer

1.	Tender

Means of tender

A holder of original debentures who wishes to tender those original debentures for exchange pursuant to the exchange offer must, on or before the Expiration Time:

(a)	deliver to the Exchange Agent a properly completed and executed copy of this Letter of Transmittal, the certificates evidencing those original debentures, and all other documents required by this Letter of Transmittal; or

(b)	deliver to the Exchange Agent a properly completed and executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, and take the steps necessary to effect a Book-Entry Transfer (as defined below) of those original debentures so that the Exchange Agent receives, on or before the Expiration Time, a Book-Entry Confirmation (as defined below) issued by the Book-Entry Transfer Facility (as defined below); or

(c)	take the steps necessary to ensure that the Exchange Agent receives, on or before the Expiration Time, an Agent’s Message (as defined below) in lieu of this Letter of Transmittal and a Book-Entry Confirmation; or

(d)	comply with the guaranteed delivery procedures described below.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer facility and any acceptance of Agent’s Message, is at the election and risk of the tendering holder. If delivery is to be made by mail, then the Issuer recommends that the holder use registered mail, properly insured and with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

Definitions

“Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Transfer which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering original debentures that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that the Issuer may enforce such agreement against such participant.

“Book-Entry Confirmation” means a confirmation of a Book-Entry Transfer of original debentures issued by the Book-Entry Transfer Facility in accordance with the procedures of the Book-Entry Transfer Facility.

“Book-Entry Transfer” means a book-entry transfer of original debentures by a financial institution which is a participant in the Book-Entry Transfer Facility to the account maintained by the Exchange Agent at the Book-Entry Transfer Facility for such transfers, in accordance with the procedures of the Book-Entry Transfer Facility.

“Book-Entry Transfer Facility” means The Depository Trust Company or DTC.

“Eligible Institution” means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended.

Guaranteed delivery procedures

If: (a) the certificates evidencing the original debentures to be tendered for exchange are not immediately available; or (b) time does not permit the certificates evidencing the original debentures to be tendered, this Letter of Transmittal, or any other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Time; or (c) the procedures for Book-Entry Transfer of those original debentures cannot be completed on or prior to the Expiration Time; then the holder may tender those original debentures for exchange in accordance with the following guaranteed delivery procedures.

Pursuant to the guaranteed delivery procedures: (a) such tender must be made through an Eligible Institution; and (b) on or prior to the Expiration Time, the Exchange Agent must have received from the Eligible Institution (by facsimile, mail or hand delivery), a properly completed and duly executed copy of this Letter of Transmittal and a Notice of Guaranteed Delivery (in substantially the form provided with this Letter of Transmittal), which sets out the name and address of the holder of original debentures and the amount of original debentures tendered, and which states that the tender is being made thereby, and guaranteeing that, within two business days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deposit with the Exchange Agent either the certificates for all tendered original debentures (in proper form for transfer) or a Book-Entry Confirmation, plus, in either case, all other documents required by this Letter of Transmittal; and (c) within the guaranteed period after the date of execution of the Notice of Guaranteed Delivery, the Exchange Agent must have received from the Eligible Institution either the certificates for all tendered original debentures (in proper form for transfer) or a Book-Entry Confirmation, plus, in either case, all other documents required by this Letter of Transmittal.

Validity of tender

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered original debentures will be determined by the Issuer, in its sole discretion, and any such determination will be final and binding. The Issuer reserves the right to reject any and all tenders of any particular original debentures not properly tendered or not to accept any particular original debentures tendered where such acceptance might, in the judgment of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any particular original debentures, either before or after the Expiration Time, including the right to waive the ineligibility of any holder who seeks to tender original debentures. The Issuer’s interpretation of the terms and conditions of the exchange offer (including the instructions in this Letter of Transmittal) as to any particular original debentures will be final and binding on the holder thereof. Unless waived by the Issuer, any defects or irregularities in connection with tenders of original debentures must be cured within such reasonable period of time as the Issuer may specify. Neither the Issuer, nor the Exchange Agent, nor any other person, will be under any duty to give notification of any defect or irregularity with respect to any tender of original debentures, nor will any of them incur any liability for any failure to do so. Tenders of Original Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any original debentures received by the Exchange Agent that are not properly tendered and, as to which, any defects or irregularities have not been cured or waived by the Issuer will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable after the expiration or termination of the exchange offer.

2.	Tender may only be made by the registered holder

Only a registered holder of original debentures may tender such original debentures in the exchange offer. Any beneficial owner whose original debentures are registered in the name of a broker, dealer, commercial bank, trust company, or other nominee, and who wishes to tender such original debentures, should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner’s own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner’s original debentures, either make appropriate arrangements to register ownership of the original debentures in such owner’s name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3.	Partial tenders and withdrawals

Tenders of original debentures will be accepted only in denominations of US$1,000, or integral multiples thereof. If less than all of a holder’s original debentures are to be tendered, then the tendering holder should fill in the aggregate principal amount of original debentures to be tendered in the box above entitled “Description of Original Debentures — Principal Amount of Original Debentures Tendered”. A certificate evidencing the balance of non-tendered original debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box in this Letter of Transmittal, as promptly as practicable after the expiration or termination of the exchange offer. All of the original debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Any holder who has tendered original debentures may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Time. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set out in this Letter of Transmittal prior to the Expiration Time. Any such notice of withdrawal must specify the name of the person who tendered the original debentures which are to be withdrawn, identify the original debentures to be withdrawn (including the principal amount of such original debentures), and, where certificates evidencing original debentures have been delivered, specify the name in which such original debentures are registered, if different from that of the withdrawing holder. If certificates evidencing original debentures have been delivered or are otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If original debentures have been tendered pursuant to the procedure for Book-Entry Transfer, then any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn original debentures, and otherwise comply with the procedures of such facility.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of notices of withdrawal will be determined by the Issuer, in its sole discretion, and any such determination will be final and binding. Any original debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any original debentures which have been tendered for exchange, but which are not exchanged for any reason, will be returned to the holder thereof without cost to such holder (or, in the case of original debentures tendered by Book-Entry Transfer, such original debentures will be credited to an account maintained with such Book-Entry Transfer Facility for the original debentures) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original debentures may be re-tendered by following one of the procedures for tender described above.

4.	Signatures and guarantees of signatures

If this Letter of Transmittal is signed by the registered holder of the original debentures tendered hereby, and certificates evidencing such original debentures are also tendered herewith, then the signature on this Letter of Transmittal must correspond exactly with the name of the holder on the face of the certificates, without any change whatsoever.

If any original debentures tendered hereby are owned of record by two or more joint owners, then all such owners must sign this Letter of Transmittal.

If any original debentures tendered hereby are registered in different names on several certificates, the holders thereof must complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder or holders of the original debentures tendered hereby, then no endorsements of certificates or separate bond powers are required, unless exchange debentures are to be issued or re-issued to a person other than the registered holder, in which case endorsements of any certificates transmitted hereby or separate bond powers are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificates tendered hereby, then such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holders appears on the certificates.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, then such persons must so indicate when signing, and, unless waived by the Issuer, must also submit proper evidence, satisfactory to the Issuer, of their authority to so act.

Endorsements on certificates evidencing original debentures, or signatures on bond powers required by this instruction 4, must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if the original debentures are tendered: (a) by a registered holder of such original debentures (which term, for purposes of the exchange offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such original debentures) who has not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal; or (b) for the account of an Eligible Institution.

5.	Special issuance and special delivery instructions

Unless the box entitled “Special Issuance Instructions” has been properly completed:

(a)	If a certificate evidencing original debentures has been delivered under the exchange offer and:

(i)	the original debentures have been accepted for exchange by the Issuer, then a certificate evidencing the exchange debentures will be issued in the name of the registered holder of the original debentures;

(ii)	the original debentures have not been accepted for exchange by the Issuer, then a certificate evidencing the non-accepted original debentures will be issued in the name of the registered holder of the original debentures; and

(iii)	only a portion of the principal amount of the original debentures evidenced by the certificate is tendered for exchange, then a certificate evidencing the portion of the original debentures not tendered for exchange will be issued in the name of the registered holder of the original debentures.

(b)	If original debentures have been delivered by Book-Entry Transfer and:

(i)	the original debentures have been accepted for exchange by the Issuer, then the exchange debentures will be credited to the account set out on page 5; and

(ii)	the original debentures have not been accepted for exchange by the Issuer, then the non-accepted original debentures will be credited to the account set out on page 5.

Unless the box entitled “Special Delivery Instructions” has been properly completed, if a certificate evidencing original debentures has been delivered under the exchange offer and:

(a)	the original debentures have been accepted for exchange by the Issuer, then a certificate evidencing the exchange debentures will be sent to the address set out on page 4;

(b)	the original debentures have not been accepted for exchange by the Issuer, then a certificate evidencing the non-accepted original debentures will be sent to the address set out on page 4; and

(c)	only a portion of the principal amount of the original debentures evidenced by the certificate is tendered for exchange, then a certificate evidencing the portion of the original debentures not tendered for exchange will be sent to the address set out on page 4.

6.	Transfer taxes

Holders who tender original debentures for exchange pursuant to the exchange offer will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Issuer to register exchange debentures in the name of, or request that original debentures not tendered to, or not accepted in, the exchange offer be returned to a person other than the tendering registered holder will be responsible for the payment of any applicable transfer tax.

7.	Waiver of conditions

The Issuer reserves the right to waive satisfaction of any and all conditions relating to the exchange offer.

8.	No conditional tenders

No alternative, conditional, irregular or contingent tenders will be accepted by the Issuer. All tendering holders of original debentures hereby waive any right to receive notice of the acceptance of their original debentures for exchange pursuant to the exchange offer.

9.	Mutilated, lost, stolen or destroyed certificates

A holder whose certificates evidencing original debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses set out herein for further instructions.

10.	Requests for assistance or additional copies

Questions relating to the procedure for tendering, or requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address set out herein.

IMPORTANT TAX INFORMATION

Under United States federal income tax laws, a registered holder of debentures is required to provide the Exchange Agent (as defined in the Prospectus) (as payor) with either (i)(a) such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder has applied for a TIN); (b) certification that (A) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding tax and (c) that the holder is a United States person; or (ii) an adequate basis for exemption from backup withholding tax. Failure to provide such holder’s taxpayer identification number on the Substitute Form W-9, if applicable, may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all payments made to the holder, if any, until a TIN is provided to the Exchange Agent.

Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8 can be obtained from the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

Unless an exemption from backup withholding is otherwise established with the Exchange Agent, each tendering holder (or other payee) must provide the Exchange Agent with a correct TIN, generally the holder’s Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided below, and to certify that the holder (or other payee) is not subject to backup withholding. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all payments, if any, until a TIN is provided to the Exchange Agent.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See “Important Tax Information” above)

PAYOR’S NAME: DEUTSCHE BANK TRUST COMPANY AMERICAS

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE DEBENTURES

SUBSTITUTE FORM W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 - Certification - Under penalties of perjury, I certify that:		Part 3 Awaiting TIN ☐
	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

	(2)	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Services (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding;

	(3)	I am a U.S. person (including a U.S. resident alien); and

	(4)	any other information provided on this form is true and correct.

Payor’s Request for Taxpayer Identification Number (“TIN”)	Certificate Instructions: - You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE

DATE

NAME
(Please Print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. It is understood that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

, 2004
Signature and Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5 Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to non-resident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one non-resident partner.

•	Payments of patronage dividends where the amount renewed is not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is U.S. $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(S) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)     Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of U.S. $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)     Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of U.S.$500.

(3)     Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the
SOCIAL
SECURITY
For this type of account			number of -
1.	An individual’s account		The individual

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, either person (1)

4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)

5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor (2)

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor, or incompetent person (3)

7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

8.	Sole proprietorship account		The owner (4)

9.	A valid trust, estate, or pension trust		Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (5)

10.	Corporate (or LLC electing corporate status on Form 8832) account		The corporation

11.	Association, club, religious, charitable, or educational or other tax-exempt organization account		The organization

12.	Partnership held in the name of the business		The partnership

13.	A broker or registered nominee		The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such public entity as a State or local government, school district or prison) that receives agricultural program payments		The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	Show the name of the owner. You may use either your social security number of employer identification (if you have one).

(5)	List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.